Exhibit 10.1
EXECUTION COPY
FIFTH AMENDMENT AND WAIVER TO AMENDED AND RESTATED CREDIT AGREEMENT
     THIS FIFTH AMENDMENT AND WAIVER, dated as of May 20, 2009 (this “Amendment”), to the Existing Credit Agreement (as defined below) is made by CHAMPION HOME BUILDERS CO., a Michigan corporation (the “Borrower”), CHAMPION ENTERPRISES, INC., a Michigan corporation (the “Parent”), certain of the Lenders (such capitalized term and other capitalized terms used in this preamble and the recitals below shall have the meanings set forth in, or shall be defined by reference provided in, Article I below), Credit Suisse, Cayman Islands Branch, as the Administrative Agent (in such capacity, the “Administrative Agent”), and, solely for purposes of Articles VI and VII, each Obligor signatory hereto.
W I T N E S S E T H:
     WHEREAS, the Borrower, the Parent, the Lenders, and the Administrative Agent are all parties to the Amended and Restated Credit Agreement, dated as of April 7, 2006 (as amended or otherwise modified prior to the date hereof, the “Existing Credit Agreement”, and as amended by this Amendment and as the same may be further amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”); and
     WHEREAS, the Parent and Borrower have requested that the Lenders modify certain provisions of the Existing Credit Agreement and the Lenders are willing, on the terms and subject to the conditions hereinafter set forth, to modify the Existing Credit Agreement as set forth below.
     NOW, THEREFORE, the parties hereto hereby covenant and agree as follows:
ARTICLE I
DEFINITIONS
     SECTION 1.1. Certain Definitions. The following terms when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):
     “Amendment” is defined in the preamble.
     “Borrower” is defined in the preamble.
     “Credit Agreement” is defined in the first recital.
     “Existing Credit Agreement” is defined in the first recital.
     “Fifth Amendment Effective Date” is defined in Section 4.1.

     SECTION 1.2. Other Definitions. Terms for which meanings are provided in the Existing Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment with such meanings.
ARTICLE II
AMENDMENTS TO EXISTING CREDIT AGREEMENT
     Effective on (and subject to the occurrence of) the Fifth Amendment Effective Date, the provisions of the Existing Credit Agreement referred to below are hereby amended in accordance with this Article II. Except as expressly so amended, the Existing Credit Agreement shall continue in full force and effect in accordance with its terms.
     SECTION 2.1.1. Section 1.1 of the Existing Credit Agreement is hereby amended by inserting the following definitions in the appropriate alphabetical order:
     “Fifth Amendment” means the Fifth Amendment and Waiver to Amended and Restated Credit Agreement, dated as of May 20, 2009, among the Borrower, the Parent, certain other Obligors, the Lenders party thereto and the Administrative Agent.
     “Fifth Amendment Effective Date” means the Fifth Amendment Effective Date as that term is defined in Article IV of the Fifth Amendment.
ARTICLE III
WAIVER
     SECTION 3.1. Waiver to Section 8.6. On or before May 26, 2009, the Parent (or the Borrower on behalf of the Parent) shall repay in full the entire outstanding principal amount of the 2009 Notes, together with accrued and unpaid interest thereon; provided that the amount of such repayment related to the outstanding principal amount of the 2009 Notes shall not exceed $6,716,000. For purposes of such repayment, subclauses (i), (ii) and (iii) of clause (d) of Section 8.6 of the Existing Credit Agreement are hereby waived in their entirety so long as such payment is made on or before May 26, 2009.
     SECTION 3.2. Additional Waiver. The Required Lenders hereby waive (a) any Event of Default that arose pursuant to Section 9.1.5 of the Existing Credit Agreement as a result of the Borrower’s failure to make the payment of principal and accrued interest on the 2009 Notes due May 15, 2009, and (b) any other Event of Default caused directly as a result of such failure to pay the 2009 Notes on or before such date.

ARTICLE IV
CONDITIONS TO EFFECTIVENESS
     SECTION 4.1. Conditions to Effectiveness. This Amendment shall become effective upon the prior or simultaneous satisfaction of each of the following conditions in a manner reasonably satisfactory to the Administrative Agent (the date when all such conditions are so satisfied being the “Fifth Amendment Effective Date”):
     SECTION 4.2. Counterparts. The Administrative Agent shall have received counterparts hereof executed on behalf of the Borrower, the Parent, each other Obligor and the Required Lenders.
     SECTION 4.3. Costs and Expenses, etc. The Administrative Agent shall have received for itself and for the account of each Lender, all fees, costs and expenses due and payable pursuant to Sections 3.3 and 12.3 of the Existing Credit Agreement or otherwise payable pursuant to any Loan Document (including without limitation the fees and expenses of Allen & Overy LLP, special New York counsel to the Administrative Agent), if then invoiced, together with all other fees separately agreed to by the Borrower and the Administrative Agent (or any of its Affiliates).
     SECTION 4.4. Certificate of Authorized Officer. The Borrower shall have delivered a certificate of an Authorized Officer, solely in his or her capacity as an Authorized Officer of the Borrower and not in his or her individual capacity, certifying that, subject to the terms of this Amendment, both immediately before and after giving effect to this Amendment on the Fifth Amendment Effective Date, the statements set forth in Sections 5.1 and 5.2 hereof are true and correct.
     SECTION 4.5. Satisfactory Legal Form. The Administrative Agent and its counsel shall have received all information, and such counterpart originals or such certified or other copies of such materials, as the Administrative Agent or its counsel may reasonably request, and all legal matters incident to the effectiveness of this Amendment shall be satisfactory to the Administrative Agent and its counsel. All documents executed or submitted pursuant hereto or in connection herewith shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel.
ARTICLE V
REPRESENTATIONS AND WARRANTIES
     To induce the Lenders to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent and the Lenders as set forth below.
     SECTION 5.1. Validity, etc. This Amendment and the Credit Agreement (after giving effect to this Amendment) each constitutes the legal, valid and binding obligation of the Borrower enforceable in accordance with its terms subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.
     SECTION 5.2. Representations and Warranties, etc. Subject to the terms of this Amendment, immediately prior to giving effect to this Amendment the statements set forth in clauses (a) and (b) of Section 5.3.1 of the Existing Credit Agreement are true and correct, and immediately after giving effect to this Amendment the statements set forth in clauses (a) and (b) of Section 5.3.1 of the Credit Agreement are true and correct.
ARTICLE VI
CONFIRMATION
     SECTION 6.1. Guarantees, Security Interest, Continued Effectiveness. Each Obligor hereby reaffirms, as of the Fifth Amendment Effective Date, that immediately after giving effect to this Amendment (i) the covenants and agreements made by such Obligor contained in each Loan Document to which it is a party, (ii) with respect to each Obligor party to a Guaranty, its guarantee of payment of the Obligations pursuant to such Guaranty and (iii) with respect to each Obligor party to the Pledge and Security Agreement or a Mortgage, its pledges and other grants of Liens in respect of the Obligations pursuant to any such Loan Document, in each case, as such covenants, agreements and other provisions may be modified by this Amendment.
     SECTION 6.2. Validity, etc. Each Obligor (other than the Borrower) hereby represents and warrants, as of the Fifth Amendment Effective Date, that immediately after giving effect to the Amendment, each Loan Document, in each case as modified by this Amendment (where applicable and whether directly or indirectly), to which it is a party continues to be a legal, valid and binding obligation of such Obligor, enforceable against such party in accordance with its terms subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.
     SECTION 6.3. Representations and Warranties, etc. Each Obligor (other than the Borrower) hereby represents and warrants, as of the Fifth Amendment Effective Date, that before and after giving effect to the Amendment, the representations and warranties set forth in each Loan Document to which such Obligor is a party are, in each case, true and correct (i) in the case of representations and warranties not qualified by references to “materiality” or a Material Adverse Effect, in all material respects and (ii) otherwise, in all respects, in each case with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

ARTICLE VII
MISCELLANEOUS
     SECTION 7.1. Cross-References. References in this Amendment to any Article or Section are, unless otherwise specified, to such Article or Section of this Amendment.
     SECTION 7.2. Loan Document Pursuant to Existing Credit Agreement. This Amendment is a Loan Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with all of the terms and provisions of the Existing Credit Agreement, as amended hereby, including Article X thereof.
     SECTION 7.3. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
     SECTION 7.4. Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which when executed and delivered shall be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile (or other electronic transmission) shall be effective as delivery of a manually executed counterpart of this Amendment.
     SECTION 7.5. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.
     SECTION 7.6. Full Force and Effect; Limited Amendment. Except as expressly amended hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Existing Credit Agreement and the Loan Documents shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendments and other waivers and modifications set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein or otherwise modified or waived hereby and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other term or provision of the Existing Credit Agreement or any other Loan Document or of any transaction or further or future action on the part of any Obligor which would require the consent of the Lenders under the Existing Credit Agreement or any of the Loan Documents.
     SECTION 7.7. No Waiver. Except as expressly set forth in Section 3.2 of this Amendment, this Amendment is not, and shall not be deemed to be, a waiver or a consent to any Event of Default, event with which the giving of notice or lapse of time or both may result in an Event of Default, or other non-compliance now existing or hereafter arising under the Credit Agreement and the other Loan Documents.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Fifth Amendment as of the date first above written.

CHAMPION HOME BUILDERS CO.

By:
Title:

CHAMPION ENTERPRISES, INC

By:

Title:

Solely for purposes of Articles VI and VII, each of the undersigned Obligors:

CHAMPION ENTERPRISES MANAGEMENT CO.

By:

Title:

CHAMPION RETAIL, INC.

By:

Title:

HIGHLAND ACQUISITION CORP.

By:

Title:

HIGHLAND MANUFACTURING COMPANY LLC

By:

Title:

HOMES OF MERIT, INC.

By:

Title:

NEW ERA BUILDING SYSTEMS, INC.

By:

Title:

NORTH AMERICAN HOUSING CORP.

By:

Title:

REDMAN HOMES, INC.

By:

Title:

SAN JOSE ADVANTAGE HOMES, INC.

By:

Title:

STAR FLEET, INC.

By:

Title:

WESTERN HOMES CORPORATION

By:

Title:

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as Administrative Agent

By:
Title:

By:

Title:

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as a Lender

By:

Title:

By:

Title:

[INSERT NAME OF LENDER]

By:

Title: